EXHIBIT 10.39

AMENDMENT # 1

TO

PATENT AND TECHNOLOGY LICENSE AGREEMENT

BETWEEN

SOON HOCK LIM

AND

GLOBAL MOBILETECH, INC.

This Amendment to that certain Patent and Technology License Agreement dated December 15, 2011, (the “License Agreement”), is made this 23rd day of March, 2012.

BETWEEN:

SOON HOCK LIM (“SHL”)

Unit M, Suite 807 Allway Gardens

Tsuen Wan, NT

Hong Kong

AND:

GLOBAL MOBILETECH, INC.

1312 North Monroe, Suite 750

Spokane, WA 99201

USA

WHEREAS, the parties wish to amend certain terms of the License Agreement.

THEREFORE, the parties agree as follows:

1.    CLAUSE 1

This clause shall be amended to read as follows:

“Territory” shall include China, Thailand, Indonesia, Philippines, Malaysia, Vietnam, India and South Korea.

2.   CLAUSE 4

This clause shall be amended to read as follows:

4.1

GMT, on its behalf and on behalf of its Affiliate or Sub-Licensee, shall pay SHL the following:

4.1.1

A one time license fee in the amount of $1,050,000 payable in the manner described in Schedule A annexed hereto.

4.1.2

One percent (1%) of GMT’s gross sales due and payable on or before each anniversary of the Effective Date of this Agreement or a minimum royalty payment of US$100,000 annually, whichever is the higher.

4.1.3

All amounts payable by GMT to SHL must be paid in United States funds without deductions for taxes, assessments, fees or charges of any kind.

3.    ENTIRE AGREEMENT

This Amendment, together with the License Agreement, constitutes the final, complete and exclusive statement of the agreement between the parties pertaining to their subject matter and supersedes any and all prior and contemporaneous understandings or agreements of the parties.

4.    MODIFICATION

This Amendment may be supplemented, amended or modified only by the mutual agreement of the parties. No supplement, modification or amendment of this Amendment shall be binding unless it is in writing and signed by both parties.

5.    INCONSISTENCY

In the event of any conflict between this Amendment and the License Agreement, the terms of this Amendment shall govern.

Soon Hock Lim

Global MobileTech, Inc.

By:

/s/ Soon Hock Lim

By:

/s/ Valerie Hoi Fah Looi

-------------------------

----------------------------------

Valerie Hoi Fah Looi

Director

SCHEDULE B

Payment of License Fee

The one time license fee of US$1,050,000 shall be paid as follows:

1)

740,740 shares of restricted common stock of Global MobileTech, Inc. at $0.54 per share or $400,000 in the aggregate shall be issued to SHL within thirty (30) days from December 15, 2011

2)

1,000,000 shares of restricted common stock of Global MobileTech, Inc. at $0.30 per share or $300,000 in the aggregate shall be issued to SHL upon signing this Amendment Agreement #1.

3)

US$200,000 cash payable within thirty (30) days from December 15, 2011

4)

US$150,000 cash payable within sixty (60) days from the date of this Amendment Agreement #1.